CORPORATE PRESENTATION SEPTEMBER 2015 (NYSE MKT: INFU) Exhibit 99.1

Safe Harbor Statement

INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST
Certain statements contained in this presentation are forward-looking statements and are based on future expectations, plans and prospects for the business and operations of InfuSystem
Holdings, Inc. (“InfuSystem”
or “the Company”) that involve a number of risks and uncertainties.  In connection with the “safe harbor”
provisions of the Private Securities Litigation Reform Act of 1995, the Company is identifying certain factors that could cause actual results to materially differ from those indicated by these forward-looking statements.
Those factors, risks and uncertainties include, but are not limited to: potential changes in overall healthcare reimbursement, including CMS competitive bidding; sequestration; concentration of customers; increased focus on early detection of cancer; competitive treatments; dependency on Medicare Supplier Number;
availability of chemotherapy drugs; global financial conditions; changes and enforcement of state and federal laws; dependency on suppliers; risks associated with acquisitions and joint ventures, including integration risks;
US Healthcare Reform; relationships with healthcare professionals and organizations; technological changes related to infusion therapy; dependency on websites and intellectual property; dependency on key personnel;
dependency on banking relationships; risks associated with our common stock, as well as any litigation to which the Company may be subject from time to time; and other risk factors as discussed in the Company’s annual report on Form 10-K for the year ended December 31, 2014 and in subsequent  filings made by the
Company from time to time with the Securities and Exchange Commission (the “SEC”), which can be obtained via the SEC’s Edgar website or by contacting the Company or the SEC.  Forward-looking statements in this presentation are made as of September 29, 2015, and, unless required by law, the Company disclaims any duty to supplement, update or revise such statements, whether as a result of subsequent developments, changed expectations or otherwise.  The Company regularly posts important information to the investors section of its website.

InfuSystem
provides infusion pumps and related products and services for patients in the home, oncology clinics, ambulatory surgery centers, and other health care sites.
•
Improving access to quality medical equipment required by clinicians
•
Delivering products and processes that drive down the cost of infusion care
•
Promoting patient care and safety, optimizing clinical outcomes
About InfuSystem
®
(NYSE MKT: INFU)

INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST

Investment Highlights

INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST
•
InfuSystem
is a dominant provider in the at-home
oncology infusion pump market
•
30%+ market share
•
Business generates substantial annual cash flow
•
$16.1 M AEBITDA in 2014
•
$8.5 M of Free Cash Flow*
•
Substantial barriers to entry for potential new
market entrants
•
Pump fleet / Insurance contracts / EMR
•
11 of the last 12 quarters have been profitable
•
New management team took over 3 years ago
•
Strong gross margins, consistently above 70%
•
Industry leading EMR connectivity to hospitals and
clinics
•
Significantly Reduced Cost of Capital
$39.0
$47.2
$54.6
$58.8
$62.3
$66.5
$0
$10
$20
$30
$40
$50
$60
$70
FY2009
FY2010
FY2011
FY2012
FY2013
FY2014
Revenue
$10.3
$13.1
$16.0
$16.1
$0
$2
$4
$6
$8
$10
$12
$14
$16
$18
FY2011
FY2012
FY2013
FY2014
Adjusted EBITDA*
2014 does NOT add-back the following charges: G&A expense on IT and Pain
Management initiatives of $0.7M, a write-off of pumps $0.4M, severance of $0.2M
*See appendix for Reg G tables.  Free Cash Flow = “Adjusted EBITDA” less “Replacement Cost of
Retired Pumps” less “Scheduled Debt Payments of Principal” less “Interest on Debt”

InfuSystem: Leading Provider of Oncology
Infusion Pumps

INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST
Four Revenue Streams to Drive Cash Flows
(FY 2014)
*As of June 30, 2015
72%
13%
12%
3%
Rental: Patient-Based
(TPP)
Rental: Hospital &
Home Care Based (DP)
Sales: Product Sales
Rental: Service and
Repair
Core Business: Leading provider to Patients, Hospitals
and Infusion Clinics in North America
•
InfuSystem
enables oncology patients the comforts
of at-home treatment
•
Permits hospitals and clinics access to INFU’s large
inventory without a capital equipment purchase,
while improving patient outcomes and driving down
healthcare costs.
•
INFU generates consistent recurring rental revenue
Key differentiators / Competitive Advantages
•
Largest inventory & fleet of infusion pumps:
~60,000*
•
~300 payor
contracts / ~1,600 cancer therapy sites*
•
World-class ISO service centers
•
Significant barriers to entry for new participants
Growth Drivers
•
Pain Management expansion
•
Innovative EMR connectivity “InfuConnect” with
hospitals and clinics
•
Expanded portfolio
-
infusion related disposable sales

Dominant Player in  Our Niche

INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST
•
InfuSystem
pumps permit oncology patients to
receive treatment in the comfort of their home.
•
24/7 on-call oncology nurses
•
InfuSystem is the market leader with more than
~1,600* hospitals and oncology practice sites
served in North America.
•
13 of the 20 top leading cancer institutions
•
Total home infusion market is $10 billion.
•
Oncology market treatable via continuous
infusion is estimated to exceed $200 million
annually.
•
Cancer rates growing (NIH)
•
In 2015 1.7M new cases of cancer in U.S.
•
39.6% of men & women will be diagnosed
with cancer during their lifetimes
•
U.S. cancer care could reach $156 billion in
2020
•
At-home treatment substantially drives down
healthcare costs as mandated by ACA.
Ambulatory Continuous Infusion Opportunity**
(Oncology)
*As of June 30, 2015
**Management estimates
30%
15%
25%
20%
5%
1%
4%
InfuSystem
OIS
Home Care
Ownership
Disposable
InfusAID
Other

Management Executing On
Value-Creation Strategy

INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST
New management team focused on “Value-
Creation Strategy” through series of strategic
initiatives
Four unique business models to capture
increasing share of market opportunity and
benefit from changing payor mix
Accretive acquisition to expand market share
“Land Grab”
Expanding into adjacent addressable markets
to drive growth
Investments into next generation systems and
technologies to increase customer retention
Improving product utilization to increase return
on investment
Effective cash utilization through decreased
borrowing rates
18.8%
22.3%
25.6%
24.2%
15%
17%
19%
21%
23%
25%
27%
FY2011
FY2012
FY2013
FY2014*
Adjusted EBITDA Margins
2014 does NOT add-back the following charges: G&A expense on IT and Pain
Management initiatives of $0.7M, a write-off of pumps $0.4M, severance of $0.2M

Value-Creation Strategy 8 INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST FOUR REVENUE STREAMS DRIVING CASH FLOWS

Four Revenue Streams to Drive Cash Flows

INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST
Patient-Based
Rental (TPP)
72% of 2014 Sales
•
A hospital/clinic provides
an INFU pump to a
patient to be utilized for
at-home therapy
•
InfuSystem
bills patients
insurance company for
payment
Hospital-Home Care
Based Rental (Direct)
13% of 2014 Sales
•
A hospital/clinic rents an
INFU pump on a short
term basis or clients
choose to always rent
•
INFU bills  hospital/
clinic a flat rental rate
Service & Repair
3% of 2014 Sales
•
InfuSystem
will service
and repair pumps  for
OEMs, other secondary
market infusion pump
companies, and
hospitals/clinics
Rental Revenue
88% of 2014 Sales
Product Sales
12% of 2014 Sales
•
InfuSystem
will refurbish
pumps for sale to
hospitals/clinics
•
Customer has option
to sell back pre-owned
pumps
•
Ability to sell new pumps
•
Disposables for new and
used pumps

$7.8
$5.4
$6.3
$7.8
$6.9
$0
$1
$2
$3
$4
$5
$6
$7
$8
$9
FY2011
FY2012
FY2013
FY2014
TTM as of
6/30/15
Revenue Growth  -
Rental and Sales
10
INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST
Product Sales
$42.7
$48.2
$49.5
$52.9
$55.2
$4.1
$5.3
$6.5
$5.8
$4.6
$46.8
$53.5
$56.0
$58.7
$59.8
$20
$25
$30
$35
$40
$45
$50
$55
$60
$65
FY2011
FY2012
FY2013
FY2014
TTM as of
6/30/15
Net Collected Rental Revenue
Bad Debt
Rental Revenues
(Gross to Net Collected)

Net Collected Revenue

INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST
Bad Debt as a Percent of Rental Revenue
As new healthcare laws have been enacted, the focus on
net collected revenue becomes increasingly important as
a direct result of focus on contractual insurance changes
Company's increased focus on collecting patient billings
•
In-Network agreements
•
Improved billing protocol
•
High diversification of providers and payors
•
No single healthcare provider represents more
than 7% of Patient-Based Revenue (TPP)
30%
1%
19%
41%
9%
Medicare
Medicaid
BCBS
Commercial
Patient
Patient-Based Rental Payor Mix
(FY2014 Cash Collections)
14.6%
12.3%
9.7%
12.4%
12.2%
14.2%
9.7%
8.7%
6.6%
7.9%
7.3%
0%
2%
4%
6%
8%
10%
12%
14%
16%
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2012
2013
2014
2015

Strong Customer “Stickiness” Leads to High
Revenue Predictability

INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST
•
Strong value placed on hospital/clinic
contracts and relationships due to strong
“reorder/recurring” revenue component
•
InfuSystem
provides patient-based pump
rentals through ~1,600* hospitals/clinics
covered by more than ~300* in-network
payor
contracts
•
Customer count has declined through market
consolidation, with INFU on the winning side
•
Oncology clinics/hospitals that account for
98.7% of patient-based pump rentals in 2013
also rented a pump in 2014
•
Average customer tenure (weighted by
number of pump rentals in 2014) is 9.2 years
Percent of Pump Rentals by Oncology
Clinics that Reordered in 2014 vs 2013
Growth in Oncology Customers and
In-Network Payor
Contracts
*As of June 30, 2015
98.7%
1.3%
% of Continuing Customers
Lost Customers
1,400
1,600
1,800
1,500
230
245
260
270
0
400
800
1,200
1,600
2,000
2,400
FY2011
FY2012
FY2013
FY2014
Oncology Clinics/Hospitals
Contracts

Value-Creation Takeaway 13 INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST STRATEGIC ACQUISITIONS TO STRENGTHEN MARKET SHARE IN CORE ONCOLOGY BUSINESS

Strategic Acquisition to Increase Market Share

INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST
InfuSystem has the largest inventory of home
infusion pumps for the oncology market in the U.S.
•
In April 2015, the company acquired Ciscura Holding
Company, Inc., based in Alpharetta, Georgia
•
Acquired inventory of approximately 1,800
infusion pumps
•
Expand market share with additional 106
new infusion clinics relationships for InfuSystem
primarily throughout the Southeast
•
Offer InfuConnect
(EMR) solutions and product
portfolio: pole mounted infusion pumps and
disposables, catheter care kits and chemo safety
products (USP 800)
•
Open new Southeast Service Center
•
Enables same day service for equipment and
supplies to much of the Southeast region
“The right pump, the right place, and the right
time.  Working and patient ready.”

Kansas City
Service Center
Madison Heights
Service Center
Future Northeast
Service Center
(est. 2016)
Atlanta
Service Center
(2015)
Los Angeles Area
Service Center
Houston
Service Center
(2014)
Toronto Canada
Service Center
Faster Turnaround Times and Improved Utilization
15
INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST
InfuSystem
Service Centers
•
Reduced cost of air shipments
•
Improved utilization of pump fleet
•
Increased market share of
“Same-Day” rental market
•
ISO 9001 Certification and CHAP
accredited quality
•
Annual pump recertification
•
Maintenance & Warranty
•
Ability to service smart pumps
•
Hub and Spoke Model

Value-Creation Takeaway 16 INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST EXPANDING INTO ADJACENT ADDRESSABLE MARKETS TO DRIVE GROWTH

Expansion into At-Home Pain Management
Infusion Pump Market

INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST
$10 BILLION
Pain relieving effects of a peripheral nerve block
can be extended by using a continuous
peripheral nerve block catheter, local anesthetic
& an electronic infusion pump
•
Growing therapy  in an estimated $700 million
market
•
5.7 million orthopedic surgeries annually
•
50% are projected to be Continuous
Peripheral Nerve Block Candidates
•
Pain most common reason Americans access the
health care system
•
Leading cause of disability
•
Major contributor to health care costs.
•
Per National Center for Health Statistics (2006),
approximately 76.2 million, 1 in every 4 Americans
suffered from pain that last longer than 24 hours

Value-Creation Takeaway 18 INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST INVESTMENTS INTO NEXT GENERATION SYSTEMS AND TECHNOLOGIES TO INCREASE CUSTOMER RETENTION

InfuConnect: Enhancing Customer Retention and
Future Growth Driver (EMR)

INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST
EMR
Integration
–
Simple
as
1-2-3
•
Industry-Leading True-
Paperless Solution
•
More accurate / More efficient
•
Smart Data Listener & Extractor
•
Save up to 20 minutes per patient
•
Clinics can do more with the time they
have
Ambulatory Infusion Made Easy
•
On Any Device, Auto loaded
•
Fastest Implementation
•
Manage Patients
•
Monitor Inventory
•
Sign Orders
•
Order Supplies
•
Patient Education and more…

InfuConnect: Life Cycle Management

INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST
State of the Art Asset
Tracking and Management
•
Track Assets in Real Time
•
Improve Recovery Rates
•
Extend Asset Life
•
Track From Any Device
Fleet Management Made Easy
•
Order Additional Pumps
•
Schedule Service & Repair
•
Access Recertification Docs
•
Online, Anytime

Pain Management and Reporting 21 INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST Real-Time Pain Score Reporting • Supporting High Patient Satisfaction • Online, Anytime

Value-Creation Takeaway 22 INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST FINANCIAL OVERVIEW

Total Revenue: Total vs Net Collected

INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST
$35.0
$42.7
$50.5
$53.5
$55.8
$60.7
$62.2
$4.0
$4.5
$4.1
$5.3
$6.5
$5.8
$4.6
$39.0
$47.2
$54.6
$58.8
$62.3
$66.5
$66.8
$20
$30
$40
$50
$60
$70
FY2009
FY2010
FY2011
FY2012
FY2013
FY2014
TTM as of 6/30/2015
Net Collected  Revenue
Bad Debt
Total Revenues
(Gross to Net Collected)

Strong Gross and Adjusted EBITDA Margins

INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST
Gross Margins
*2014 does NOT add-back the following charges: G&A expense on IT and Pain Management initiatives of $0.7M, a write-off of pumps
$0.4M, severance of $0.2M
64.7%
72.9%
70.1%
71.2%
70.8%
60%
65%
70%
75%
FY2011
FY2012
FY2013
FY2014
TTM as of
6/30/15
18.8%
22.3%
25.6%
24.2%
24.8%
15%
20%
25%
30%
FY2011
FY2012
FY2013
FY2014*
TTM as of
6/30/15
Adjusted EBITDA Margins
See Appendix for Reg
G Reconciliation

Free Cash Flow and Adjusted EBITDA

INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST
Free Cash Flow*
See
Appendix
for
Reg
G
Reconciliation
$10.3
$13.1
$16.0
$16.1
$16.5
$8
$9
$10
$11
$12
$13
$14
$15
$16
$17
FY2011
FY2012
FY2013
FY2014*
TTM as of
6/30/15
Adjusted EBITDA
See
Appendix
for
Reg
G
Reconciliation
*Free Cash Flow = “Adjusted EBITDA” less “Replacement Cost of Retired
Pumps” less “Scheduled Debt Payments of Principal” less “Interest on Debt”
*2014 does NOT add-back the following charges: G&A expense on IT and Pain Management initiatives of $0.7M, a write-off of pumps
$0.4M, severance of $0.2M
$0.6
$8.9
$8.5
$0
$1
$2
$3
$4
$5
$6
$7
$8
$9
$10
FY2011
FY2012
FY2013
FY2014

Net Income and Diluted EPS

Net Income
Earnings Per Share
Fully Diluted Basis
*Q1 & Q2 2015 = Normalized EPS-see Appendix for
Reg
G Reconciliation
*TTM as of 6/30/15 = Normalized Net Income -
see Appendix for Reg
G Reconciliation
($1.5)
$1.7
$3.4
$3.6
($6)
($5)
($4)
($3)
($2)
($1)
$0
$1
$2
$3
$4
$5
FY2011
FY2012
FY2013
FY2014
TTM as of
6/30/15*
($45)
($45.4)
($0.04)
($0.04)
$0.00
$0.01
$0.00
$0.00
$0.03
$0.04
$0.03
$0.04
$0.04
$0.05
$0.03
$0.05
($0.05)
($0.04)
($0.03)
($0.02)
($0.01)
$0.00
$0.01
$0.02
$0.03
$0.04
$0.05
$0.06
INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST

Increased Borrowing Facility to Expand Future
Pump Inventory

INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST
$5.7
$6.6
$6.4
$7.0
$11.9
$10.7
$0
$2
$4
$6
$8
$10
$12
$14
FY2011
FY2012
FY2013
FY2014
Q115
Q215
•
History of strong Free Cash Flows providing added borrowing capacity to expand growth of pump inventory
•
Reduced cost of capital on new credit facility allows for increased Return on Invested Capital
•
Current rate of less than 3.0% vs 18% in 2012, 9.5% in 2013, 7.75% in 2014
•
New facility signed with Chase in March 2015
Unrestricted Liquidity*
Medical Equipment in
Service (at cost)
$29.1
$31.3
$26.7
$25.5
$33.6
$34.8
$15
$20
$25
$30
$35
$40
FY2011FY2012
FY2013FY2014
Q115
Q215
Total Debt
*Cash and Equivalents + Undrawn Revolver
$31.0
$34.2
$37.2
$43.1
$45.8
$47.2
$25
$30
$35
$40
$45
$50
FY2011
FY2012
FY2013
FY2014
Q115
Q215

New $45 Million Credit Facility

INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST
$45 million credit facility signed with JPMorgan Chase in March 2015
•
Term is five years
•
$10 million revolver –
undrawn at close
•
$27 million Term Loan A –
fully drawn at close
•
$8 million Term Loan B –
undrawn at close
•
Expansion capital (including acquisition of Ciscura)
•
InfuSystem
has borrowed on this loan to fund the acquisition
of Ciscura
and associated integration costs
Interest rate drops from 7.75% to 3.0%
•
$1 million in cash interest savings potential
•
Interest expense in Q2 2015 of $387k down from Q2 2014
of $776k
Repayment
•
Term Loan A is repaid $965K quarterly
•
Term Loan B is repaid quarterly as a percent of the drawn ranging from
3.75% to 4.475%
Favorable covenants and terms
•
Leverage ratio maximum increased from 2.0x to 3.0x (decreases over the term)
•
Fixed charge ratio minimum decreased from 1.75x to 1.25x

Significant Barriers to Entry

INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST
Established, long standing relationship with oncology
practices
•
More than ~1,600 facilities*
•
Growing Third Party Payor contracts
•
~300 insurance contracts*
•
98.7% retention of customer business
Large
fleet
of
ambulatory
infusion
pumps
–
~60,000
pumps
•
Generate revenue -
Rental or sale
•
Quicker response time -
24/7
•
Replacement value ~ $90 million
Geographic coverage U.S. and Canada
•
5 Regional Service Centers –
ISO 9001
•
Same day or next day delivery of pumps
•
Pump repair and service capabilities
Economies of Scale
•
EMR Connectivity
•
Predictable reimbursements
•
Purchasing power
•
Management of pump fleet
National presence with Affordable Care Organizations (ACOs)
•
Physicians, Outpatient oncology practices, hospitals, outpatient surgery centers, homecare practices, patient rehabilitation centers
*As of June 30, 2015

Why Invest in InfuSystem?

INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST
Leading
Operator
in
Core
Business
–
Oncology
Infusion
•
Dominate player in oncology infusion market
•
Large fleet of ambulatory pumps for Rental or Sale
•
Expanding Market Share
•
Aging Population and Cancer Growth
Solid Financial Performance
•
Strong Cash Flows and Solid Gross Margin Profile
•
Solid Growth in Net Collected Rental Revenue
•
Improving Net Income
•
Significantly Reduced Cost of Capital
•
2015
Guidance
-
Double
Digit
Growth
in
Net
Collected Revenue
Growth Drivers -
Pain Management and InfuConnect
(EMR) Solutions
•
Peripheral Nerve Block and Smart Pump Growth
•
True paperless: improved work flow and billing efficiencies
New Management with Highly Focused Initiatives to Drive Value
•
Increase EMR connectivity “InfuConnect” / Expand into new markets / Reduced cost of capital /
Expand into new therapies, products and services
Gregg O. Lehman, Ph.D. Appointed Chairman of the Board
•
Elected by the board of directors in May 2015

Questions? Russell Microcap® Index (NYSE MKT: INFU) IR Contact Info: Joe Dorame, Managing Partner Lytham Partners, LLC 602-889-9700 dorame@lythampartners.com

InfuSystem—Infusion Made Easy 32 INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST APPENDIX

Company Snapshot

INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST
InfuSystem
Holdings, Inc.
InfuSystem
Holdings, Inc.
Summary Trading Statistics*
Summary Trading Statistics*
Commentary
Commentary
Financial
Summary ($ in millions)
Financial
Summary ($ in millions)
•
Headquarters: Madison Heights, MI
•
Founded: 1998
•
Specialization: Healthcare / Medical Instruments & Supplies
•
Management: Eric Steen, President & CEO / Jon Foster, CFO /
Jan Skonieczny, COO / Mike McReynolds, CIO / Sean Schembri,
EVP GC
•
Est. Number of Employees: 200
•
LTM Revenue: $66.8M
•
LTM AEBITDA: $16.5M
•
EV / LTM AEBITDA: 5.97x
•
Stock Price: $2.88*
•
52-Wk Range: $2.22-$4.50
•
Market Cap: $64.61M
•
Enterprise Value: $98.60M
•
EV / LTM AEBITDA: 5.97x
•
P / LTM Adj. Earnings:  13.1x
•
InfuSystem
provides infusion pumps and related products
and services for patients in:
•
Patient’s home,
•
Oncology clinics
•
Ambulatory surgery centers
•
Other health care sites
•
6 Regional Service Centers serves all of North America
•
Profitable growth
•
Oncology and orthopedic surgery
•
Increased electronic connectivity
•
New products and services
•
Strategic geographic expansion
6/15
*As of 8/21/2015
$39.0
$47.2
$54.6
$58.8
$62.3
$66.5
19%
22%
26%
24%
0%
5%
10%
15%
20%
25%
30%
$0
$10
$20
$30
$40
$50
$60
$70
FY2009
FY2010
FY2011
FY2012
FY2013
FY2014
0
200,000
400,000
600,000
800,000
1,000,000
1,200,000
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
6/12
9/12
12/12
3/13
6/13
9/13
12/13
3/14
6/14
9/14
12/14
3/15
Share Price
Volume

InfuSystem
Niche –
Extension of Clinic to Home
34
INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST
Ambulatory Home Infusion
Ambulatory Home Infusion
•
25-year old business model in
DME billing
•
At home, at work, at play, all while
receiving the drug
•
High satisfaction scores
•
24/7 on-call oncology nurses
•
Proven outcomes with continuous
home infusion
•
Oncology, Post Surgical Pain,
Special Disease States
Patient-Based Rental
TPP Payor
Contracts
Patient-Based Rental
TPP Payor
Contracts
•
Bills patient insurance
•
300+ Commercial and
Government Payor
Contracts
•
Commercial Payors
reimburse more
therapies than CMS
•
Awarded contracts in
all 9
MSAs (1 of 4
National Vendors)
•
Average Round 1
Recompete
cuts of
~21% for our category,
per CMS ($250,000 per
yr
beginning in
January 2014, see CMS
Competitive Bidding
Summary slide in
Appendix)

Hospital-Home Care Based Direct Payor
Business Model

INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST
•
Infusion pumps
•
Enteral pumps
•
InfuSystem’s
Hospital-Home Care Based (DP) business is focused primarily on the sale, rental, financing and accompanying service of movable medical equipment to hospitals and alternate care sites who pay InfuSystem directly –
no third-party reimbursement
•
Founded in 1998 and currently headquartered in Lenexa, KS
•
InfuSystem
services –
ISO 9001 -
and repairs movable medical equipment
•
Leading provider to alternate site healthcare facilities and hospitals in the United States and Canada
•
Home infusion providers, long-term care, physician clinics, research facilities, etc.
•
Transacts
directly
with
healthcare
providers
–
no
third-party
reimbursement
revenue
Service & Repair
Products
InfuSystem sells, rents and finances a wide variety of new
and used large volume and ambulatory pumps
InfuSystem services and repairs both its own fleet of
pumps and many types of other movable medical
equipment
•
Syringe pumps
•
Ambulatory pumps
•
Large volume pumps
•
Ambulatory pumps
•
Fluid collection
•
Medical equipment

Hospital-Home Care Based Direct Payor
Offerings

INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST
•
InfuSystem offers new pumps from top brands
•
Broker-dealer trading desk
•
In addition, over 70 models and versions of pre-owned
pumps are offered
•
Pre-owned pumps are re-built and certified by in-house
biomedical technicians to be patient ready
•
Warranty offered on pre-owned pumps
•
A variety of financing options to fit customers’ operating,
budgeting and financing parameters
•
Nationwide, industry-leading ISO 9001 service programs
•
Launching 7
th
location -
Northeast service center
Pre-Owned & New Pumps from Top Manufacturers
Pre-Owned & New Pumps from Top Manufacturers
Full Spectrum of Ownership Options for Customers
Full Spectrum of Ownership Options for Customers
Sales
Sales
Rental
Rental
Asset Management
Asset Management
•
Renting new or pre-owned equipment
•
Rent pumps by the day, week or month
to match swings in patient count
•
Free shipping on all rentals
•
Industry leader in sales of pre-owned
equipment, creating significant savings
•
Competitive pricing on new equipment
•
Option to sell back pre-owned pumps
•
Leasing plans offered
•
ISO 9001 Service offered
•
Service plans offered
•
Local service expansion
•
6 existing; 1 planned
•
Coordinate with Patient-Based
•
Loaner pumps available
Leading Provider of New and Pre-Owned Pumps
Leading Provider of New and Pre-Owned Pumps

Medical Equipment Service & Repair

INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST
•
In addition to supporting and repairing InfuSystem’s
in-house fleet, the Company certifies, recalibrates,
repairs and services a variety of infusion pumps
•
Pumps require scheduled maintenance and
calibration in accordance with manufacturer’s
specifications and regulatory guidelines
•
Service and repair capabilities on high demand
services reaching end of life that are no longer
supported by manufacturers
•
ISO certification and an established quality system
strengthens relationships with major customers
•
Provides InfuSystem
an opportunity to establish a
business relationship with customers that acquired
pumps through other sources
•
Continuing and increased need for compliance with
current as well as anticipated regulations
•
28 highly qualified service technicians
•
5 major manufacturer relationships:
•
6 service centers, located in Michigan,
Kansas, California, Texas, Georgia and
Toronto, Canada

Competitive Bidding Overview

INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST
•
InfuSystem
was not involved in Round 1 nor Round 2 of
Competitive Bidding
•
CMS completed a Recompete of Round 1 competitive
bidding in late 2013 which covered 9 Metropolitan
Statistical Areas (MSAs) and with the results taking effect
January 1, 2014
•
CMS published a Final Rule in the Federal Register on
November 6, 2014 that describes the methodology for
reimbursement cuts for items/services provided to
patients outside of MSAs subject to competitive bidding
•
The Company estimates this Rule will impact
revenues by $2-3 million annually beginning in
2016
Competitive Bidding Overview
InfuSystem’s
Response to Competitive Bidding
•
InfuSystem has actively prepared the Company for potential
regulatory changes and reimbursement changes
•
During
the
2013
Round
1
Recompete,
InfuSystem
was
awarded
contracts in ALL of the 9 MSAs with average cuts of ~21% for our category (per CMS).
•
1 of only 4 National Vendors to receive contracts in all
9 markets in our category
•
InfuSystem
has pursued contract negotiations with commercial
payors
and has been successful in receiving positive rate
adjustments which will help offset any CMS cuts
•
“Competitive environment will vary in accordance with the
level of cuts by CMS”
CMS Competitive Bidding Timetable
CMS began the
pre-bidding
supplier
awareness
program
CMS
announced
bidding
schedule, start
bidder
education and
begin a bidder
registration
period
Bid window
opens
Current Round
1 bid contracts
expire
CMS
announces
Round 1
Recompete
bid
results –
INFU
impact $250K
annually
Bid window
closes
Implementation
of Round 1 bid
contracts and
prices
Spring
2012
08/16/12
10/15/12
12/14/12
10/1/13
12/31/13
01/01/14
11/06/14
04/21/15
FY2016
12/31/16
CMS announces
bidding schedule
for next bidding
round–
External
Infusion pumps
EXCLUDED
CMS published
the Final Rule in
the Federal
Register –
INFU
impact $2-3
million annually
beginning 2016
Final Rule cuts
begin to take
effect
Contracts from
Round 1
Recompete
expire

INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST
•
Management’s strategy is to increase
enterprise value (EV) and lower
leverage via a combination of profitable
growth and repayment of debt
•
Management believes high historic
leverage have depressed INFU valuation
multiples due to market-perceived risk
of debt overhang
•
Favorable reaction to increase in
AEBITDA and decreasing leverage can
already be seen by movement along
trend line
•
Note that Q2-15 shows full debt impact
of Ciscura
acquisition but only one+
month of contribution.
Source: Stock price -
Yahoo on closest date to quarter close. AEBITDA is TTM.
Size of bubble represents EV
73.0%
76.0%
44.0%
53.0%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
3X
4X
5X
6X
7X
8X
9X
10X
Enterprise Value / AEBITDA
Q1-13
Stock Price = $1.69
EV = $66.1M
AEBITDA = $15.0M
Q1-14
Stock Price = $2.77
EV = $89.5M
AEBITDA = $15.6M
Q2-15
Stock Price = $2.88
EV = $100.3M
AEBITDA = $16.5
Q1-12
Stock Price = $1.96
EV = $71.5M
AEBITDA = 14.0M
Impact of Debt & Leverage on Valuation Multiple

INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST
April 2015 -
Acquires Ciscura
for $5.4M
Leverage: Total Debt to Book Equity
US$ millions
$29.13
$31.27
$26.73
$25.48
$34.78
$0.80
$2.33
$1.14
$0.52
$0.79
73%
78%
63%
55%
73%
0%
15%
30%
45%
60%
75%
90%
$0
$10
$20
$30
$40
$50
2011
2012
2013
2014
6 Months Ended
06/30/15
Fiscal Year
Total Debt
Cash
Debt to Equity Ratio

Non-GAAP Reconciliation:
Annual Net Income to Adjusted EBITDA

INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST
Unaudited, in US$ thousands
FY2011
FY2012
FY2013
FY2014
Net Income
(45,443)
(1,489)
1,669
3,356
plus Interest
2,193
3,340
3,497
3,134
plus Tax
(23,134)
(663)
1,031
2,853
plus Depreciation
6,386
5,668
5,415
3,626
plus Amortization
2,662
2,734
2,618
2,516
EBITDA
(57,336)
9,590
14,230
15,485
plus Impairment Charges
67,592
-
plus Loss (Gain) on Derivatives
-
plus Concerned Shareholders
2,220
-
plus Extinguishment of Debt
671
-
plus Stock Based Compensation
1,120
576
plus Strategic Alternatives & Transition
645
604
-
Adjusted EBITDA
10,256
13,126
15,954
16,061

Non-GAAP Reconciliation:
TTM Net Income to Adjusted EBITDA by Quarter

INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST
Unaudited, in US$ thousands
3Q
2014
4Q
2014
1Q
2015
2Q
2015
Trailing 12
Months
Net Income
852
1,036
(415)
783
2,256
plus Interest Expense
752
779
672
387
2,590
plus Income Tax Expense
842
946
(285)
147
1,650
plus Depreciation
938
1,031
1,103
1,229
4,301
plus Amortization
622
640
631
713
2,606
EBITDA
4,006
4,432
1,706
3,259
13,403
plus Impairment Charges
plus Loss (Gain) on Derivatives
plus Concerned Shareholders
plus Extinguishment of Debt
1,599
-
1,599
plus Stock Based Compensation
145
159
287
330
921
plus Strategic Alternatives & Transition
255
351
606
Adjusted EBITDA
4,151
4,591
3,847
3,940
16,529

Non-GAAP Reconciliation:
Annual Net Income to Free Cash Flow*

INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST
Unaudited, in US$ thousands
FY2011
FY2012
FY2013
FY2014
Net Income
(45,443)
(1,489)
1,669
3,356
plus Interest
2,193
3,340
3,497
3,134
plus Tax
(23,134)
(663)
1,031
2,853
plus Depreciation
6,386
5,668
5,415
3,626
plus Amortization
2,662
2,734
2,618
2,516
EBITDA
(57,336)
9,590
14,230
15,485
plus Impairment Charges
67,592
-
plus Loss (Gain) on Derivatives
-
plus Concerned Shareholders
2,220
-
plus Extinguishment of Debt
671
-
plus Stock Based Compensation
1,120
576
plus Strategic Alternatives & Transition
645
604
-
Adjusted EBITDA
10,256
13,126
15,954
16,061
less
Replacement
Cost
of
Retired
Pumps**
(1,803)
(512)
(447)
(1,055)
less Scheduled Debt Payments
of Principal
(5,953)
(9,631)
(3,771)
(3,860)
less Interest on Debt
(1,934)
(3,112)
(2,881)
(2,662)
Free Cash Flow
566
(129)
8,855
8,484
*It is important to note that in looking at our cash flow statement that replacement pump purchases are often done in large lots which result in wide variances in free cash flow quarter to quarter. For this reason, we focus on annual free cash flow.
** Management estimate based on pumps retired and an assumed average replacement cost per period

Non-GAAP Reconciliation: TTM Operating Income to
Normalized Net Income and EPS by Quarter

INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST
Unaudited, in US$ thousands except per share values
3Q
2014
4Q
2014
1Q
2015
2Q
2015
Trailing 12
Months
Operating Income
$2,443
$2,774
$1,552
$1,317
8,086
Adjustments:
Integration
Costs
–
Ciscura
0
0
255
351
606
Interest Expense
(752)
(779)
(672)
(387)
(2,590)
Other income
3
(13)
(19)
0
(29)
Income
before
income
taxes
–
adjusted
$1,694
$1,982
$1,116
$1,281
6,073
Other income
842
946
454
205
2,447
NORMALIZED
NET
INCOME
$852
$1,036
$662
$1,076
$3,626
Normalized
Net
income
per
share:
Basic
$0.04
$0.05
$0.03
$0.05
$0.16
Diluted
$0.04
$0.05
$0.03
$0.05
$0.16
Weighted average shares outstanding:
Basic
22,203
22,291
22,309
22,381
22,296
Diluted
22,511
22,825
22,309
22,825
22,618

Detailed Historical P&L

INNOVATION  |  TEAMWORK  |   INTEGRITY  |  FOCUS  |  PEOPLE FIRST
(000's)
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
Net revenues:
Rentals
38,606
$
43,384
$
46,795
$
53,471
$
55,962
$
58,718
$
Product sales
358

3,845

7,842

5,357

6,318

7,769

Net revenues:
38,964

47,229

54,637

58,828

62,280

66,487

Cost of Revenues:
Product, service and supply costs
6,200

7,730

9,128

9,165

11,274

12,165

Pump depreciation and loss on disposal
4,127

5,954

10,154

6,752

7,327

6,968

Gross Profit
28,637

33,545

35,355

42,911

43,679

47,354

Provision for doubtful accounts
4,006

4,515

4,099

5,251

6,534

5,774

Amortization of intangibles
1,827

2,259

2,662

2,734

2,618

2,516

Asset impairment charges
0

0

67,592

0

0

0

Selling and marketing
5,258

7,087

9,371

9,864

9,658

9,745

General and administrative
12,218

20,622

17,987

23,062

18,973

19,988

Operating income profit/(loss)
5,328

(938)

(66,356)

2,000

5,896

9,331

Total other gain/(loss)
(3,577)

(2,285)

(2,221)

(4,152)

(3,196)

(3,121)

Profit/(loss) before income taxes
1,751

(3,223)

(68,577)

(2,152)

2,700

6,210

Income tax benefit/(expense)
(977)

1,371

23,134

663

(1,031)

(2,853)

Net income/(loss)
774
$
(1,852)
$
(45,443)
$
(1,489)
$
1,669
$
3,357
$
EBITDA
11,199
$
7,745
$
(57,336)
$
9,590
$
14,230
$
15,486
$
EBITDA (ex. Impairment charges)
11,199
$
7,745
$
10,256
$
9,590
$
14,230
$
15,486
$
Adjusted EBITDA
N/A

N/A

10,256
$
13,126
$
15,954
$
16,062
$

Detailed Historical Balance Sheet 46 INNOVATION | TEAMWORK | INTEGRITY | FOCUS | PEOPLE FIRST